Supplement to the currently effective Statement of Additional Information of each of the listed funds:

DWS High Income Fund
DWS Core Plus Income Fund

DWS Variable Series I
     DWS Bond VIP

DWS Variable Series II
     DWS Balanced VIP
     DWS High Income VIP

The following supplements the "Investment Policies and Techniques" section of the funds' Statement of Additional Information:

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. The Fund may invest in all types of direct debt investments, but among these investments the Fund currently intends to invest primarily in direct loans and trade claims.

When the Fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund's ability to dispose of them when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, the Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund's net assets to be illiquid. Trade claims may also present a tax risk to the Fund. The Fund will not invest in trade claims if it effects the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.






               Please Retain This Supplement for Future Reference

March 31, 2006